                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          DENSE-PAC MICROSYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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




                          DENSE-PAC MICROSYSTEMS, INC.

                                7321 LINCOLN WAY
                         GARDEN GROVE, CALIFORNIA 92841



                                                                  JUNE 26, 2001



TO THE SHAREHOLDERS OF DENSE-PAC MICROSYSTEMS, INC.

     The Annual Meeting of Shareholders of Dense-Pac Microsystems, Inc. (the "Company") will be held at the Company's offices located at 7321 Lincoln Way, Garden Grove, California on August 10, 2001 at 10:00 a.m., California time.

     The Annual Report for the Fiscal Year ended February 28, 2001 is enclosed. At the stockholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to stockholders.

     The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

     Your vote is important regardless of the number of shares of the Company's Stock you own, and all stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, please mark, sign, date and mail the enclosed proxy card promptly in the return envelope provided, which requires no postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.


                                            Sincerely yours,


                                            /s/ RICHARD J. DADAMO

                                            Richard J. Dadamo
                                            Chairman of the Board

                          DENSE-PAC MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 10, 2001

To The Shareholders of Dense-Pac Microsystems:

     Notice is hereby given that the Annual Meeting of Shareholders of Dense-Pac Microsystems, Inc. will be held on Friday, August 10, 2001 at 10:00 a.m. at the Company's offices located at 7321 Lincoln Way, Garden Grove, California for the following purposes:

     1. To elect five directors for the ensuing year to serve until the next annual meeting of shareholders and until their successors are chosen.

     2. To consider and act upon a proposal to approve amendments to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock which may be issued subject to the plan by 2,000,000 shares and increase the number of options in the plan by 4% of the total number of outstanding shares of Common Stock each year until the end of the option plan.

     3. To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the corporate name of the Company to DPAC Technologies Corp. from Dense-Pac Microsystems, Inc.

     4. Other business may properly come before the Meeting and any adjournments thereof: however, we know of no such other matters at this time.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business, June 13, 2001, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

EVEN THOUGH YOU MAY EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.



                               WILLIAM M. STOWELL
                                    Secretary

                          DENSE-PAC MICROSYSTEMS, INC.
                                7321 Lincoln Way
                         Garden Grove, California 92841


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 10, 2001


                               GENERAL INFORMATION


SOLICITATION, REVOCATION AND VOTING OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dense-Pac Microsystems, Inc. (the "Company"), for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. local time on August 10, 2001, at the Company's offices located at 7321 Lincoln Way, Garden Grove, California, and at any and all adjournments thereof (the "Annual Meeting"). It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to shareholders on or about June 25, 2001. Such proxies will be used for the following purposes:

     To consider and vote upon the following matters described in this Proxy
Statement:

     1. To elect five directors for the ensuing year to serve until the next annual meeting of shareholders and until their successors are chosen.

     2. To consider and act upon a proposal to approve amendments to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock which may be issued subject to the plan by 2,000,000 shares and increase the number of options in the plan by 4% of the total number of outstanding shares of Common Stock each year until the end of the option plan.

     3. To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the corporate name of the Company to DPAC Technologies Corp. from Dense-Pac Microsystems, Inc.

     Other business may properly come before the Meeting and any adjournments thereof. As to any other matters or business which may be brought before the Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with judgment of the persons voting the shares, but management does not know of any such other matter or business to come before the meeting. A shareholder may revoke his or her proxy at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking the proxy.

     The Company will pay the costs of solicitation of proxies. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

RECORD DATE AND VOTING RIGHTS

     Only shareholders of record of the Company's Common Stock as of the close of business on June 13, 2001 will be entitled to vote at the Annual Meeting. On June 13, 2001, there were outstanding 20,950,589 shares of Common Stock, which constituted all of the outstanding voting securities of the Company, each of which is entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.

     In the election of directors only, each shareholder has the right to cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she is entitled to vote, or to distribute his or her votes on the same principle among as many candidates as he or she sees fit. No shareholder is entitled to cumulate votes unless the name of every candidate for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice at the meeting prior to the voting of such shareholder's intention to cumulate his or her votes.

     If voting for directors is conducted by cumulative voting, the persons named on the enclosed proxy will have discretionary authority to cumulate votes among the nominees with respect to which authority was not withheld or, if the proxy either was not marked or was marked for all nominees, among all nominees. In any case, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

REQUIRED VOTES

     As to Proposal 1, the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected directors. Abstentions, broker non-votes and votes withheld have no legal effect.

     As to Proposal 2, the amendment of the 1996 Plan, approval by the shareholders requires approval by holders of a majority of the shares present and voting. Abstentions, broker non-votes and votes withheld are treated as present but not voting; and therefore they have no effect on the number of votes required. In addition, such approval must be by holders of more than 25% of the number of shares outstanding because California law requires generally that shareholder approval be by a majority of the requisite quorum for the meeting; and therefore, this requires a number of votes greater than 50% (majority) multiplied by 50% (the quorum requirement).

     As to Proposal 3, the amendment of the Articles of Incorporation, approval by the shareholders requires approval by holders of a majority of the shares outstanding. Abstentions, broker non-votes and votes withheld are treated as present but not voting; and therefore they have no effect on the number of votes required.

NO DISSENTERS' RIGHTS

     Under California law, stockholders are not entitled to dissenters' rights of appraisal with respect to the proposed amendment of the Company's Articles of Incorporation to change the Company's name.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

     The five directors to be elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. All proxies received by the Board of Directors will be voted for the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any replacement nominee who may be designated by the Board of Directors.


     THE BOARD RECOMMENDS VOTING "FOR" THE FIVE NOMINEES LISTED BELOW.


     Set forth below is information concerning the nominees for director:

    NAME AND YEAR FIRST                        PRINCIPAL OCCUPATION
     BECAME A DIRECTOR        AGE            DURING THE PAST FIVE YEARS
     -----------------        ---            --------------------------

     Richard J. Dadamo         73   Mr. Dadamo has been the principal of RJD
           1999                     Associates,   Inc., amanagement-consulting
                                    firm, since 1981. Mr. Dadamo served as
                                    interim CEO of the Company from August 11, 1998 to January 29, 1999 and is currently
                                    Chairman of the Board. He had previously held top-level positions at The Earth
                                    Technology Corporation, American
                                    International Devices, TRW, Inc. and
                                    Electronic Memories and Magnetics. He has written three books on management, holds management seminars, has a monthly newsletter and is currently on the board of directors of three private companies.

         Ted Bruce            43    Mr. Bruce joined the Company as its
           1999                     president in 1999 and was elected its CEO
                                    a month later. Prior to joining Dense-Pac, Mr. Bruce was with Toshiba America
                                    Electronic Components from 1989, where he served as Senior Manager of North America.
                                    He also served as its Manager for the Card, SRAM and Nonvolatile departments and as a Product Marketing Engineer of the standard speed SRAM. He is a 15-year veteran of manufacturing, engineering, sales and marketing within the semiconductor industry, in both commercial and military markets.

     Samuel W. Tishler        63    Mr. Tishler is currently vice president of
           2000                     corporate development for Acterna
                                    Corporation, a manufacturer of
                                    telecommunications communications test
                                    equipment, and is an experienced strategic planning and venture investment professional. He was a vice president of Arthur D. Little Enterprises, Inc., and a founder of Arthur D. Little Ventures. He also was a vice president of Raytheon
                                    Ventures, and in that capacity was
                                    responsible for its venture capital
                                    portfolio. Mr. Tishler has also served on many of the Boards of the venture-backed companies, including Viewlogic Systems and
                                    Kloss Video Corporation. Mr. Tishler's broad strategic planning background includes the early development of technology concepts from planning to development and execution.

   Gordon M. Watson           62    Mr. Watson is the founder of Watson
         2000                       Consulting, LLC, a management consultantfirm
                                    to small technology companies, based in
                                    California. Mr. Watson most recently served as Western Regional Director for Lotus
                                    Development Corp. He was also vice president of business development for Platinum
                                    Technology, Inc., from 1988 until 1996.
                                    Prior to joining Platinum Technology, he served in various senior management positions overseeing operations and sales for technology equipment manufacturing concerns. Mr. Watson also taught engineering at the University of California, Irvine and spent one year conducting national lectures for Data Tech Institute. He holds a Bachelor of Science degree in engineering from UCLA.

    Richard H. Wheaton        65    Mr. Wheaton, a certified management
           2000                     consultant,  spent the greater part of his
                                    career with Price Waterhouse, LLP where he also consulted to the Japanese, Asian and European markets. Previously he worked for TRW and IBM. He currently teaches classes as an adjunct professor at the University of California, Irvine, Graduate School of
                                    Business. He was awarded a Bachelor of
                                    Science degree in business administration from UCLA and an MBA in industrial management from the University of Southern
                                    California.


DIRECTORS' COMPENSATION

     The Company pays its non-employee directors $1,500 for each Board meeting attended and $500 for the Committee Chairman, for a meeting held which is not held on the same day as a Board meeting, and reimburses out-of-pocket expenses for attending such meetings. New directors are awarded 40,000 stock options, vesting over a three year period. Once the original options are vested, an additional 30,000 options, with a three year vesting period are awarded. In Fiscal Year 2001, the Company awarded stock options to a non-employee director as follows:


                                    Number of Securities                              Exercise        Expiration
Name                             Underlying Options Granted      Date of Grant       Price/Share         Date
-----                            --------------------------      -------------       -----------      ----------
Roger Claes                               30,000                     3-29-00           $7.16           3-28-10
Gordon Watson                             20,000                     3-29-00           $7.16           3-28-10
Samuel Tishler                            40,000                     4-14-00           $5.50           4-13-10
Richard Wheaton                           40,000                     5-08-00           $5.63           5-07-10



INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

     The Company's Board of Directors held four meetings during the fiscal year ended February 28, 2001. Each director attended or participated in at least 75% of the aggregate number of Board meetings and committee meetings (held during the period when he was a member thereof).

AUDIT COMMITTEE REPORT

     The following report will not be deemed to be incorporated by reference into any of Dense-Pac's previous or future filings under the Securities Act or the Exchange Act, notwithstanding anything to the contrary in any filing.

     The members of the Audit Committee in Fiscal Year 2001 were Richard Wheaton, Sam Tishler and Gordon Watson, each of whom is a member of our Board of Directors and qualifies as "independent" as defined under Rule 4200(a)(15) of the National Associations of Securities Dealers' listing standards. The Audit Committee is responsible for, among other things, periodically reviewing the financial condition and the results of audit examinations of the Company with its independent accountants. The Audit Committee met four times during the last Fiscal Year.

     The Board has adopted a charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A.

     The primary function of the Audit Committee is to provide advice with respect to Dense-Pac's financial matters and to assist our Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to:

     - serve as an independent and objective party to monitor Dense-Pac's financial reporting process and internal system;
     - review and appraise the audit efforts of Dense-Pac's independent accountants;
     - evaluate Dense-Pac's quarterly financial performance as well as its compliance with laws and regulations;
     - oversee management's establishment and enforcement of financial policies and business practices; and
     - provide an open avenue of communications among the independent accountants, financial and senior management, counsel, and our board of Directors.

REVIEW OF DENSE-PAC'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2001

     The audit committee has reviewed and discussed Dense-Pac's audited financial statements for the fiscal year ended February 28, 2001 with Dense-Pac's management. The Audit Committee has discussed with Deloitte & Touche, LLP, Dense-Pac's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche, LLP required by Independence Standards Board Standard #1 (Independence Discussion with Audit Committee) and the audit committee has discussed the independence of Deloitte & Touche with them.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to our Board of Directors that Dense-Pac's audited financial statements be included in our Annual report on Form 10-KSB for the fiscal year ended February 28, 2001 for filing with the SEC.


                                         AUDIT COMMITTEE

                                         Richard H. Wheaton
                                         Samuel W. Tishler
                                         Gordon M. Watson

COMPENSATION COMMITTEE REPORT

     The Compensation Committee reviews general programs of compensation and benefits for all employees and makes recommendations to our Board of Directors concerning compensation paid to our executive officers, directors and certain key employees. The Compensation Committee also administers our stock-based compensation plans, including our 1996 Stock Option Plan, which allows the Compensation Committee to grant incentive stock options to eligible key employees, officers, directors and consultants. The members of the Compensation Committee were Richard Wheaton and Gordon Watson. The Compensation Committee met twice during the last Fiscal Year.

     COMPENSATION PHILOSOPHY AND OBJECTIVES. The overall philosophy underlying the decisions and recommendations of the Compensation Committee is to recognize and reward results and achievements at both the individual and company level by linking compensation to such achievement. Consistent with this philosophy, the Compensation Committee has the following objectives for our executive compensation program:

     - Encourage the achievement of desired individual and company performance goals by rewarding such achievements.
     - Provide a program of compensation that is competitive with comparable companies to enable us to attract and retain key executive talent.
     - Align the interests of our executives with the interests of our shareholders by linking compensation to company opportunities for long-term ownership.

     In making recommendations to our Board of Directors, the Compensation Committee considers factors such as company performance, both in isolation and in comparison to companies of comparable profitability, complexity and size; the individual performance of each executive officer; our historical compensation levels; the overall competitive environment for executives and the level of compensation necessary to attract and retain the level of key executive talent that we desire. In analyzing these factors, the Compensation Committee may from time to time review competitive compensation data gathered in comparative surveys or collected by independent consultants.

     SECTION 162 (m). Section 162 (m) of the Internal Revenue Code of the 1986 limits our ability to deduct certain compensation in excess of one million dollars paid to our chief executive officer and each of our four most highly compensated executives. In fiscal year 2001, we did not pay "compensation" within the meaning of Section 162 (m) in excess of one million dollars to our executive officers, and we do not believe that we will do so in the near future. As a result, we have not established a policy for qualifying compensation paid to our executive officers for deductibility under Section 162 (m), but will formulate such a policy if compensation levels ever approach one million dollars.


                                   COMPENSATION COMMITTEE


                                   Richard Wheaton
                                   Gordon Watson


OTHER COMMITTEES

The Company currently does not have a nominating committee or any committee performing a similar function.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between any of our executive officers or any member of our compensation committee and any member of any other company's board of directors or compensation committee.


                               EXECUTIVE OFFICERS


     The following information is provided with respect to the Company's current executive officers.

     TED BRUCE, age 43, was elected Chief Executive Officer in February 1999. See "Election of Directors" for his background.

     JOHN P. SPRINT, age 39, has served as Chief Operating Officer since March 2000. Mr. Sprint joined the Company in 1990, where he has served in several management positions; including Vice President of Manufacturing, Vice President of Operations from January 1998 until June 1999 and Executive Vice President of Operations from June 1999 until March 2000. From 1986 until joining the Company, Mr. Sprint was a manager in the test, manufacturing and thick film departments at Northrop Electronics Division.

     WILLIAM M. STOWELL, age 45, has served as Vice President, Finance and Chief Financial Officer of the Company since 1987. Mr. Stowell is a CPA with a Bachelor of Science degree in accounting from the University of Southern California and has a teaching credential in accounting and management information systems. Prior to joining the Company, he served as Chief Financial Officer for Hughes Enterprises and prior to that he served as an audit manager at Price Waterhouse & Co.

Officers serve at the discretion of the Board of Directors.

                  PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN
                          TO INCREASE NUMBER OF SHARES
                                  (PROPOSAL 2)


     At the Annual Meeting, the shareholders will be asked to consider and act upon a proposal to approve an amendment to the Company's 1996 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance under the Plan from 4,000,000 shares to 6,000,000 shares initially and to increase annually the number of options in the option plan by 4% of the total number of outstanding shares of Common Stock each year for the balance of the option plan life. The Board of Directors approved the proposed amendment on March 15, 2001, subject to shareholder approval.

     Management believes that this amendment is in the best interests of the Company because of the need to provide options to attract, motivate and retain quality employees, directors, consultants and advisors to remain competitive in the industry. Additionally, the Company feels that as it absorbs its previous acquisitions, stock options have become critical to the success of the retention of the employees of the acquired company. As of June 1, 2001, of the 4,000,000 shares of Common Stock then authorized for issuance under the Plan, the respective amounts of 2,840,350 shares had been issued upon the exercise of options granted under the Plan, 1,928,950 shares were subject to outstanding options, and 607,005 shares were available for future option grants. At March 17, 2001, the Company also had outstanding options to purchase 116,250 shares of Common Stock pursuant to options granted under the Company's prior option plan (the "1985 Dense-Pac Stock Option Plan"). No further options will be granted under the 1985 Dense-Pac Stock Option Plan, however.

     If this proposal to increase the number of shares of Common Stock reserved for issuance under the Plan is approved by the shareholders, the Company intends to cause the additional shares of Common Stock that will become available for issuance under the Plan to be registered on a Form S-8 Registration Statement to be filed with the Securities and Exchange Commission at the Company's expense. The registration statement will make the additional shares available under the Plan available for future sale in the public trading market as and when options are granted, vested and subsequently exercised.

     The following summary of the principal provisions of the Plan is subject to the full text thereof. A copy of the Plan will be delivered to any shareholder upon any written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Request should be directed to William M. Stowell, Chief Financial Officer, Dense-Pac Microsystems, Inc. 7321 Lincoln Way, Garden Grove, California 92841, (714) 898-0007.

BACKGROUND AND PURPOSE OF THE PLAN

     The Company's shareholders approved the Plan at the Annual Meeting of Shareholders held in 1996. The underlying objective of the Plan is to further the interests of the Company by strengthening the desire of employees, directors, consultants, and advisors to continue their employment with or service to the Company and by inducing individuals to become employees, directors, consultants or advisors of the Company through the grant of stock options, and to enable such persons to acquire an equity interest in the Company. Options issued under the Plan may be either incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), or non-qualified stock options ("Non-Qualified Options").

SECURITIES SUBJECT TO THE PLAN

     Currently, the Plan authorizes the issuance thereunder of up to 4,000,000 shares of the Company's Common Stock.

     In the event of any change in the number of outstanding shares of Common Stock by reason of reorganization, merger, recapitalization, reclassification, stock dividend, stock split, exchange or combination of shares or other similar transactions, appropriate and proportionate adjustment will be made in the number of shares to which outstanding options relate and the exercise price per share.

     If the proposed amendment to the Plan is approved, the number of shares of Common Stock reserved for issuance under the Plan would increase immediately from 4,000,000 shares to 6,000,000 shares. Also, annually the number of shares available would increase by 4% of the total number of shares outstanding. For instance, 4% of 20,000,000 outstanding shares would result in an increase by 800,000 shares. The first such annual increase will be at the beginning of fiscal year 2003. The Plan is scheduled to expire in fiscal year 2006.

NEW PLAN BENEFITS

     If this proposal is adopted, the amount of options that would be granted in the Company's current fiscal year, or which would have been granted in the prior fiscal year, to directors and named executive officers is not determinable.

ADMINISTRATION

     The Plan may be administered either by a Committee consisting of at least two directors appointed by the Board of Directors or by the Board of Directors. The Committee has full authority, subject to the provisions of the Plan, to grant options, to designate the optionees and terms of the options, to establish rules and regulations which the Committee deems appropriate for the proper administration of the Plan, and to interpret and make determinations under the Plan. Members of the Committee serve at the discretion of the Board and are eligible to receive options under the Plan, in which event such option grants are approved by the disinterested members of the Board. At the present time, the Compensation Committee administers the Plan.

ELIGIBILITY

     Options may be granted to persons who are employees, directors, consultants, and advisors of the Company or any subsidiary or parent company of the Company. Incentive Options may be granted only to employees of the Company or any subsidiary or parent of the Company.

     At June 1, 2001, the Company had 130 employees and four non-employee directors and advisors who were eligible to receive options under the Plan. At June 1, 2001, executive officers as a group held options (granted under the Plan or otherwise) to purchase 809,250 shares, non-employees, directors and advisors as a group held options to purchase 395,000 shares, and all employees as a group (other than executive officers) held options to purchase 1,511,800 shares of Common Stock. As of June 1, 2001, the following executive officers named in the Summary Compensation Table and director nominees have outstanding options as indicated: Ted Bruce, 480,000 options; William M. Stowell, 248,000 options; John
P. Sprint, 181,250 options; Richard J. Dadamo, 165,000 options; Gordon Watson, 60,000 options; Richard Wheaton, 60,000 options; and Sam Tishler, 60,000 options.

     During Fiscal Year 2001, options to purchase 975,000 shares were granted to 85 individuals. Exercise prices for the options granted range from $1.91 to $7.16 per share. The fair market value of the Company's common stock on June 1, 2001 was $1.85 per share.

TERMS AND CONDITIONS

     Options granted under the Plan expire no later than ten years after the grant date (five years with respect to Incentive Options granted to an optionee who owns, or would be considered to own by reason of Section 424 (d) of the Internal Revenue Code, more than 10% of the outstanding Common Stock of the Company or any subsidiary on the grant date). An option is exercisable in such amounts and at such times as are determined by the Committee. The purchase price for shares to be issued upon exercise of an option is determined by the Committee at the time of grant, but with respect to an Incentive Option such price may not be less than 100% of the fair market value of the Common Stock on the grant date (110% of the fair market value in the case of Incentive Options granted to a person who on the grant date owns or is considered to own more than 10% of the outstanding Common Stock).

     If the aggregate fair market value of Common Stock (determined based on the value at the time each Incentive Option is granted) underlying all Incentive Options held by an optionee (whether granted under the Plan or any other plan of the Company) that become exercisable for the first time during any calendar year exceeds $100,000, then the amount of such excess will be treated as a Non-Qualified Option.

     The exercise price of an option is payable in cash or, with the approval of the Committee, in shares of the Company's Common Stock owned by the optionee, by full recourse promissory note secured by the shares purchased, by cancellation of indebtedness of the Company to the optionee, by waiver of compensation due or accrued for services rendered, or through a same-day-sale arranged through a broker.

     Options granted under the Plan are not transferable or assignable other than by will or by the laws of descent and distribution. If an optionee ceases to be employed or retained by the Company for any reason other than death or permanent disability (as defined in the Plan), the option expires on the earlier of three months from the date of such termination or expiration of the term of the option. During the period between the optionee's termination and expiration of the option, the option may only be exercised to the extent that it was exercisable on the date of such termination. Upon the death or permanent disability of an optionee while an employee, director, consultant or advisor, the option expires on the earlier of one year from the date of death or permanent disability or expiration of the term of the option, but can be exercised only to the extent that it could have been exercised on the date of death or permanent disability. The foregoing provisions regarding termination of options upon termination of employment, permanent disability or death may be varied by the Committee with respect to Non-Qualified Options.

     An option agreement is entered into between the Company and the optionee at the time at which an option is granted. Such agreement is on terms determined, consistent with the Plan, by the Committee.

DURATION AND MODIFICATION OF THE PLAN AND OPTION

     The Plan will remain in effect until all shares covered by options granted under the Plan have been purchased or all rights to acquire the shares have lapsed. No options may be granted under the Plan after February 13, 2007, although the Board of Directors may terminate the granting of options under the Plan at an earlier date or amend or otherwise modify or extend the Plan. Except for adjustments made necessary by changes in the Company's Common Stock, the Board of Directors may not, without shareholder approval such as that solicited by this Proxy Statement, increase the total number of shares to be offered under the Plan or materially modify the eligible class of optionees.

     The Committee may modify or amend the terms of outstanding options, including to change or accelerate the vesting of an option or to change the exercise price, with the consent of the optionee. The

Committee approved option re-pricings in September 1998, in August and September 1996 and in August 1994.

     In the event of a proposed dissolution or liquidation of the Company, the Committee shall notify the Optionee at least thirty(30) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger, sale of assets or change of control, the Committee shall provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. In such event, the Committee shall notify the Optionee that the Option shall be exercisable for a period of not less than thirty (30) days form the date of such notice.

FEDERAL INCOME TAX CONSEQUENCE

     The following discussion is a summary of certain significant federal income tax consequences of the Plan based on currently applicable provisions of the Code and the regulations promulgated thereon.

     GRANT OF STOCK OPTIONS. The grant of an Incentive Option or a Non-Qualified Option under the Plan is not a taxable event to the optionee.

     EXERCISE OF NON-QUALIFIED STOCK OPTIONS. An optionee will recognize ordinary income for federal income tax purposes on the date a Non-Qualified Option is exercised. The amount of income recognized is equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.

     The optionee's tax basis in the shares acquired upon the exercise of a Non-Qualified Option is equal to the fair market value of the shares on the exercise date.

     Different rules apply if an optionee exercises a stock option by surrendering previously owned shares of Common Stock.

     The optionee will recognize capital gain or loss upon a sale or exchange of the option shares to the extent of any difference between the amount realized and the optionee's tax basis in the shares.

     EXERCISE OF INCENTIVE STOCK OPTIONS. An optionee will not recognize income upon the exercise of an Incentive Option. However, the "spread" between the fair market value of the shares at the time of exercise and the exercise price is includible in the calculation of alternative minimum taxable income for purposes of the alternative minimum tax.

     If the optionee does not dispose of the shares received upon exercise of the option within the two-year period after the Incentive Option was granted and the one-year period after the exercise of the Incentive Option (the "ISO holding periods"), the optionee will recognize capital gain or loss when he disposes of the shares. Such gain or loss will be measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

     Different rules apply if an optionee exercises a stock option by surrendering previously owned shares of Common Stock.

     If the shares acquired upon exercise of an Incentive Option are disposed of before the end of the ISO holding periods, the disposition is a "disqualifying disposition" which results in the optionee recognizing ordinary income in an amount generally equal to the lesser of (i) the excess of the value of the shares on the option exercise date over the exercise price or (ii) the excess of the amount received upon disposition of the shares over the exercise price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed to the optionee as capital gain.

     Different rules apply if an optionee exercises an option by surrendering shares of Common Stock which were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee has not satisfied the ISO holding periods

     COMPANY DEDUCTIONS. The Company generally must collect and pay withholding taxes upon the exercise by an employee of a Non-Qualified Option. The Company (or its subsidiary) generally is entitled to a deduction for federal income tax purposes at the same time and in the same amount that the optionee recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. Deductions may be limited by Section 162 (m) of the Code with respect to options granted to certain executive officers if the options do not qualify as "performance-based compensation" under that section. Ordinary income recognized by an optionee under the exercise of a Non-Qualified Option or due to a disqualifying disposition of an Incentive Option does not qualify as "performance-based compensation" except in certain circumstances. The Company believes that adopting some or all of the income recognized under the Plan would be treated as "performance-based compensation." Also, neither the Company nor any subsidiary is entitled to a deduction with respect to payments that constitute "excess parachute payments" pursuant to Section 280G of the code and that do not qualify as reasonable compensation pursuant to that section. Such payments also subject the recipients to a 20% excise tax.

     VOTE REQUIRED

     Under California corporate law, the affirmative vote of a majority of the shares represented and voting at the Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum, is necessary for the approval of the proposed amendment to the Plan. Abstentions and broker non-votes are not counted in determining the shares voted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE PLAN.

                       PROPOSAL TO CHANGE THE NAME OF THE
                                   CORPORATION
                           TO DPAC TECHNOLOGIES CORP.
                                  (PROPOSAL 3)


     The Board of Directors believes that the proposed change of the Company's name to "DPAC Technologies Corp." is desirable for the purpose of public relations and investor relations. We would like our customers, shareholders and others to share our understanding that our business extends beyond "microcircuits." The Company is aligned into three operational business units.

     Upon shareholder approval of the change in the Company name, the Company will apply to NASDAQ for a change in the corporate name, but maintain the existing trading symbol of "DPAC". Stock certificates representing the Company's common stock issue prior to the effective date of the change will continue to represent the same number of shares, remain authentic and will not be required to be returned to the Company or its transfer agent for reissuance. New stock certificates issued upon transfer of shares of common stock after the name change will bear the name "DPAC Technologies Corp." Delivery of existing stock certificates will continue to be accepted in a sale transaction made by a shareholder after the Company's name is changed.

     The Company's costs of effecting the name change should not be material, although in the ordinary course of the business we expect to incur marketing, advertising and similar costs that may promote the Company's name. The initial public announcements of the change of the Company's name will consist principally of announcements placed in business and financial press. Thereafter, the Company intends to use the name "DPAC Technologies Corp." in its communications with shareholders and the investment community in the ordinary course.

VOTE REQUIRED

     The adoption of the proposed amendment to the Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Dense-Pac Microsystems. If there are not enough votes returned to effectively change the Articles of Incorporation of the corporation due to broker non-votes, management will effect the use of "DPAC Technologies" as a "doing business as" name, while continuing the use of the legal corporate name in our contracts and the like.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO "DPAC TECHNOLOGIES CORP."

                    FEES PAID TO THE INDEPENDENT ACCOUNTANTS

     The Company's independent auditor is the firm of Deloitte & Touche, LLP. A representative of Deloitte & Touche is expected to be present at the Annual Meeting and to be available to respond to appropriate questions, and will have the opportunity to make a statement.

Audit Fees

     Deloitte & Touche, LLP, the member firm of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") billed Dense-Pac aggregate fees of $62,000 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and for the reviews of the financial statements included in the Company's Quarterly reports on Form 10-QSB for the first three quarters for fiscal year 2001.

Financial Information Systems Design and Implementation

     Deloitte did not bill Dense-Pac for financial information systems design and implementation fees for fiscal year 2001.

All Other Fees

     Deloitte billed Dense-Pac aggregate fees of $ 131,000 for other professional services rendered in fiscal year 2001., including professional fees in connection with the acquisition of Productivity Enhancement Products, Inc., tax preparation, tax consultation, statutory filings and other consulting services.

                             EXECUTIVE COMPENSATION

The following tables provide information concerning the compensation of each person who served as chief executive officer during the last Fiscal Year and other executive officers whose total salary and bonus exceeded $100,000 in Fiscal Year 2001 (the "Named Officers").

SUMMARY COMPENSATION TABLE


                                             ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                             -------------------              ----------------------
 Name and                                                               Securities Underlying     All Other
 Principal Position         Fiscal Year     Salary           Bonus           Options (#)        Compensation (1)
 ------------------         -----------     ------           -----      ---------------------   ----------------
Ted Bruce                       2001        $200,000        $ 57,000                -0-           $  3,000
Chief Executive Officer,        2000        $150,000        $253,500            240,000           $  3,000
President                       1999        $ 12,500        $  9,500            270,000

Richard J. Dadamo               2001        $ 72,000        $110,000                -0-           $  3,000
Chairman of the Board           2000        $ 72,000        $ 50,000             75,000           $  3,000
                                1999        $ 79,800             -0-            100,000

John P. Sprint                  2001        $154,750        $ 31,000             60,000           $  3,000
Chief Operating Officer         2000        $136,500        $127,000             80,000           $  3,000
                                1999        $125,500        $ 27,500            213,600(2)        $  2,000

William M. Stowell              2001        $153,500        $ 23,250             50,000           $  3,000
Chief Financial Officer         2000        $147,000        $113,000             48,000           $  3,000
                                1999        $145,000        $ 26,125            194,200(2)        $  2,000


--------
(1) In Fiscal Year 2001, includes Company contributions to the 401(k) Plan for each named officer with a maximum contribution of $ 3,000. Other perquisites for each of the employees listed in the table were less than $50,000 and 10% of the total of annual salary and bonus for such individual.
(2) During Fiscal Year 1999, the Company repriced options issued during Fiscal Year 1999 and in the previous two fiscal years. Pursuant to rules of the Securities and Exchange Commission, such repriced options are included in the number of options granted in Fiscal Year 1999 (the year in which they were repriced) and in the previous fiscal years (the years that they were issued). Of the total options issued to these individuals, 188,600 and 169,200 represents repriced options for Mr. Sprint and Mr. Stowell, respectively.

     The Company is party to an employment agreement with Mr. Bruce. The principal features of the agreement are described below:

     Mr. Bruce was employed in January 1999 as president and chief executive officer of the Company. An employment agreement was renewed in January 2001 and provides for an annual base salary of $220,000. Included is a bonus program of 50% of the base salary, based on performance at target levels, and with a maximum payment of 200% of annual base salary based on performance at established levels above target levels. The bonuses are earned quarterly and measured to target goals each quarter. If the Company terminates this agreement at any time without cause, or if Mr. Bruce elects to terminate his employment for good reason, the Company will pay Mr. Bruce severance pay equal to twelve months of his then base monthly salary. Additionally, his options will continue to vest for 12 months after termination and he will have the same 12 months to exercise vested options.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers in fiscal year 2001, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the SEC and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common Stock.


                                                                                               Potential realizable
                                                                                                 value at assumed
                               Number of                                                      annual rates of stock
                              Securities        % of Total                                    price appreciation for
                              Underlying      Options Granted     Exercise                         option term
                               Options        to Employees in     Price Per   Expiration     ------------------------
   Name                      Granted (1)        Fiscal Year       Share (2)      Date            5%            10%
   ----                      -----------      ---------------    -----------  ----------     -----------   ----------
John P. Sprint                   50,000           5.1%              7.13        3/02/10        $224,200     $568,169
                                 10,000           1.0%              1.91       12/29/10          12,000       30,400

William M. Stowell               40,000           4.1%              6.00        6/01/10         151,000      382,000
                                 10,000           1.0%              1.91       12/29/10          12,000       30,400




(1) Unless otherwise indicated, the options vest in 25% installments beginning one year after the grant date and are subject to earlier termination in the event of termination of employment, death and certain corporate events. Under the terms of the Company's Stock Option Plans, the Stock Option Committee may modify the terms of outstanding options, including the exercise price and vesting schedule.
(2)  Fair market value of the Common Stock on the grant date.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES


                                                          Number of Securities
                                                                Underlying                   Value of Unexercised
                                                                Options at                   In-the-Money Options
                           Shares                              Fiscal Year-End              at Fiscal Year-End (2)
                         Acquired on      Value         -------------------------------   -----------------------------
    Name                  Exercise     Realized (1)     Exercisable       Unexercisable   Exercisable     Unexercisable
    ----                 -----------   ------------     -----------       -------------   -----------     -------------
Richard J. Dadamo            -0-           -0-             115,000            50,000        $90,000               -0-
Ted Bruce                  105,000       $409,000          150,000           229,999        $56,700           $56,700
John P. Sprint              99,125       $473,000           11,250           170,000         $6,250           $63,400
William M Stowell          104,500       $411,000          118,250           129,750        $45,400           $57,000



(1) Represents the difference between the aggregate market value on the date of exercise and the aggregate exercise price.

(2) Represents the difference between the aggregate market value on February 28, 2001 ($2.00 share) and the aggregate exercise price.

REPORT OF THE STOCK OPTION COMMITTEE ON OPTION RE-PRICING

     On September 23, 1998, the Stock Option Committee approved the re-pricing of a total of 973,700 stock options held by all employees under the 1996 Stock Option Plan. The stock options had been granted from November 1995 to June 1998 and at prices from $1.89 to $3.78, vested at 25% per year beginning one year after the grant date, and expired after 10 years. The exercise price of the options was changed to $1.00, representing 160% of the fair market value of the Common Stock, which was $ .625 on September 23, 1998. No other terms of the options were changed.

     The Committee approved the option re-pricing because it believes that providing an equity interest in the Company is an important factor in the Company's ability to attract and retain key employees that are critical to the Company's long-term success. In determining to approve the option repricing, the committee also considered that the market price of the Common Stock had declined significantly since the options had been awarded and that the Company's then chief executive officer had resigned in July 1998. The committee also wanted to provide an incentive in order to retain the key employees during a tough period and maintain a good morale with the employees in order to reverse the trend of the revenues at the Company. Based on the foregoing factors, the Committee decided that the option re-pricing was appropriate to provide the employees with a meaningful equity incentive in the Company.


                              CERTAIN TRANSACTIONS

     Prior the amendment described below, the Company had outstanding loans in the principal amount of $1.8 million payable to Euroventures Benelux II B.V., a Netherlands corporation ("Euroventures"), and $100,000 payable to Trude C. Taylor, a director of the Company. The principal amounts of the loans were due in October/November 1999 and bore interest at the rate of 5% per annum with respect to $1.8 million and 8% per annum with respect to $100,000.

     On April 8, 1999, the Company amended the terms of the loan agreement. Under the terms of the amendment, $1,200,000 of the outstanding principal was converted into 662,069 shares of common stock at $1.8125, representing the current market price on the date of the amendment. The remaining outstanding principal would accrue interest at 8.75% per annum, with interest payments due quarterly and the principal due on December 31, 2000. On April 8, 1999 the balance of the outstanding loans was converted into common stock at $1.8125.

     In connection with certain amendments to the terms of its loan in October 1995, the Company issued Euroventures four-year warrants to purchase 375,000 shares of Common Stock at $7.00 per share. The warrants were redeemable by the Company if the Company's stock price reached $9.00 per share for 20 consecutive trading days. The warrant exercise price was subject to downward adjustment if the Company sells Common Stock at a price less than $7.00 per share, excluding issuances pursuant to warrants outstanding at April 1, 1996 and any issuance's pursuant to the Company's stock option plans. In addition, Euroventures had the right to require the Company to register the shares underlying the warrants under the Securities Act of 1933, as amended. The warrants, none of which were exercised, expired on November 14, 1999.

     Euroventures is a major shareholder of the Company. See "Ownership of Common Stock." Roger G. Claes, a director of the Company, is a partner and managing director of Euroventures Benelux Team B.V., which manages Euroventures.

     Mr. Dadamo served as Chief Executive Officer of Productivity Enhancement Products, Inc. (PEP) from Sept. 1998 to Oct. 2000. PEP was acquired by Dense-Pac in October 2000. Mr. Dadamo did not receive any compensation or payment in the transaction.

                            OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of June 1, 2001, with respect to ownership of the Company's Common Stock by each person who is known by the Company to own beneficially 5% or more of the Common Stock, each Named Officer, each director of the Company, each nominee for director, and all executive officers and directors of the Company as a group.

                                                          Shares
                                                       Beneficially          Percentage
        Name*                                             Owned              Ownership
        -----                                          ------------          ---------
        EBTB II B.V.                                   3,851,949(1&2)          18.4%
        Euroventures Benelux Team B.V.
        Julianaplein 10
        NL-5211 BC's Hertogenbosch
        The Netherlands
                         Ownership in the separate funds:
                         --------------------------------
                        - Euroventures Benelux I B.V.
                               (2,035,018  -  9.7%)

                        - Euroventures Benelux II B.V.
                               (1,816,931  -  8.7%)


Current directors, director nominees, and executive officers:
-------------------------------------------------------------

        Roger Claes                                              50,000      (2)        **
        Richard J. Dadamo                                       213,000      (3)       1.0%
        Ted Bruce                                               480,000      (4)       2.3%
        John P. Sprint                                          217,500      (5)       1.0%
        William M. Stowell                                      274,000      (6)       1.3%
        Samuel Tishler                                           60,000      (7)        **
        Gordon Watson                                            60,000      (8)        **
        Richard Wheaton                                          60,000      (9)        **

        All executive officers and directors as a
        group (eight)                                         1,414,500     (10)       6.8%


*  Includes address of 5% or more shareholders.
** Less than 1%.

1) Includes the shares owned by Euroventures Benelux I B.V. and Euroventures Benelux II B.V., which are widely held venture capital funds. According to filings made with the Securities and Exchange Commission pursuant to
     Section 13(d) of the Securities Exchange Act of 1934, Euroventures Benelux Team B.V. is the investment manager of both such funds and has voting and dispositive power over their shares of the Company's Common Stock, and EBTB II B.V. is an indirect beneficial owner of such shares. Under the rules set forth pursuant to the Securities Exchange Act of 1934, more than one person may be deemed to be a beneficial owner of the same securities.

2) Mr. Claes is managing director of Euroventures Benelux I B.V. and a partner and managing director of Euroventures Benelux Team B.V. and EBTB II B.V. Mr. Claes has been a member of the Board of Directors of Dense-Pac and his term will expire as of the election of his successor at the Meeting. See Note (1).

3) Includes 141,000 shares subject to options that are exercisable within 60 days.

4) Includes 280,000 shares subject to options that are exercisable within 60 days.

5) Includes 129,250 shares subject to options that are exercisable within 60 days.

6) Represents 183,750 shares subject to options that are exercisable within 60 days.

7) Includes 30,000 shares subject to options that are exercisable within 60 days.

8) Includes 30,000 shares subject to options that are exercisable within 60 days.

9) Includes 30,000 shares subject to options that are exercisable within 60 days.

10)  See Notes (2) through (9) above.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During Fiscal Year 2001, to the Company's knowledge, except as set forth immediately below, no persons filed late reports under Section 16(a) of the Securities Exchange Act of 1934.

     Euroventures Benelux BV, a 10% shareholder, filed a Form 5 late to report a transaction reportable on an earlier Form 4.

     In making these disclosures, the Company has relied solely on written representations of its directors, executive officers and 10% shareholders and copies of the reports that they have filed with the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

     Any shareholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 2002 Annual Meeting must submit such proposal so that the Company receives it no later than March 12, 2002.

                                  ANNUAL REPORT

     A copy of the Annual Report on Form 10-KSB for the 2001 Fiscal Year, including the financial statements and the financial statements schedules required to be filed with the U.S. Securities and Exchange Commission, may be obtained by each stockholder of record and each beneficial holder on the record date, without charge. Copies of exhibits to the Form 10-KSB are available for a reasonable fee. All such requests should be made in writing to the Company at 7321 Lincoln Way, Garden Grove, California 92841, attention William M. Stowell, Chief Financial Officer.

                             DISCRETIONARY AUTHORITY

     While the Notice of Annual Meeting of Shareholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders other than as set forth above. The enclosed proxy gives discretionary authority, however, to vote such proxy as the proxy holder determines in the event any additional matters should be presented.




                                      WILLIAM M. STOWELL
                                          Secretary



Date  June 10, 2001

APPENDIX A


                          DENSE-PAC MICROSYSTEMS, INC.
                             AUDIT COMMITTEE CHARTER



                  AUDIT COMMITTEE CHARTER-FISCAL YEAR 2/28/2001
                  ---------------------------------------------


This charter shall be reviewed, updated and approved annually by the board of directors.

                              ROLE AND INDEPENDENCE
                              ---------------------

The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and other such duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the (New York Stock Exchange, NASDAQ, American Stock Exchange). The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the external audit firm and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

The board of directors shall appoint one member of the audit committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairperson will also maintain regular liaison with the CEO, CFO, and the lead partner from the external audit firm.

                                RESPONSIBILITIES
                                ----------------

The audit committee's primary responsibilities include:

     o Recommending to the board the external audit firm to be selected or retained to audit the financial statements of the corporation. In so doing, the committee will request from the external audit firm a written affirmation that the auditor is in fact independent, discuss with the external audit firm any relationships that may impact the auditor's independence, and recommend to the board any actions necessary to oversee the external auditor's independence.

     o Overseeing the external audit firm's relationship by discussing with the external auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the external auditor full access to the committee (and the board) to report on any and all appropriate matters.

     o Reviewing and advising the full board regarding any management letters or internal control memorandum prepared by the external audit firm. Monitor implementation of recommendations submitted by the external audit firm.

     o Reviewing the audited financial statements and discussing them with management and the external audit firm. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the board as to the inclusion of the company's audited financial statements in the company's annual report on Form 10-K.

     o Reviewing with management and the external audit firm the quarterly financial information prior to the company's filing of Form 10-Q. This review may be performed by the committee or its chairperson.

     o Discussing with management, the quality and adequacy of the company's internal controls as reported by the external audit firm.

     o Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

     o Reporting audit committee activities to the full board and issuing annually a report to be included in the proxy statement (including ___ appropriate oversight conclusions) for submission to the shareholders.

     End of Audit Committee Charter- June 15, 2000

                          DENSE-PAC MICROSYSTEMS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       ANNUAL MEETING OF THE SHAREHOLDERS
                                AUGUST 10, 2001

    The undersigned hereby nominates, constitutes and appoints Richard J. Dadamo, Ted Bruce and William Stowell, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of DENSE-PAC MICROSYSTEMS, INC. which the undersigned is entitled to represent and vote at the Annual Meeting of Shareholders for the Company to be held at 7321 Lincoln Way, Garden Grove, California on August 10, 2001 at 10:00 a.m., California time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

    WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

      IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

                                                 Please mark
                                               your votes as  [X]

     THE DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1, PROPOSAL 2, PROPOSAL 3

1.    PROPOSAL 1. ELECTION OF DIRECTORS:
      [ ] FOR all nominees listed below                             [ ] WITHHOLD AUTHORITY
          (except as indicated to the contrary below)                   to vote for all nominees listed below

 Richard J. Dadamo, Ted Bruce, Samuel W. Tishler, Gordon M. Watson,
                       Richard H. Wheaton

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL 2. AMENDMENTS TO THE COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK SUBJECT TO THE PLAN BY 2,000,000 SHARES INITIALLY AND THEREAFTER BY 4% OF THE TOTAL NUMBER OF OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY EACH FISCAL YEAR UNTIL THE TERMINATION OF THE OPTION PLAN.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

3. PROPOSAL 3. AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME OF THE COMPANY TO DPAC TECHNOLOGIES CORP. FROM DENSE-PAC MICROSYSTEMS, INC.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSALS DESCRIBED ABOVE IN THIS PROXY. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                                                        Date:________________

                                                             ________________
                                                               Signature(s)

                                                        Please sign your name
                                                        exactly as it appears
                                                        hereon. Executors,
                                                        administrators,
                                                        guardians, officers of
                                                        corporations, and others
                                                        signing in a fiduciary
                                                        capacity should state
                                                        their full titles as
                                                        such.